UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2012

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2012, Biolase Technology, Inc. (the "Company") entered into an agreement (the "Schein Termination Agreement") with Henry Schein, Inc. ("Henry Schein"), which, subject to certain closing conditions, (i) terminates that certain Distribution and Supply Agreement, dated September 23, 2010, by and between the Company and Henry Schein (the "Distribution Agreement"), (ii) terminates that certain Amended and Restated Security Agreement, dated September 23, 2010, by and between the Company and Henry Schein (the "Security Agreement"), and (iii) provides for the purchase by the Company of approximately 180 Biolase Waterlase MD™ Turbo laser systems from Henry Schein, which constitutes Henry Schein's existing inventory of such products. Pursuant to the Schein Termination Agreement, Henry Schein will be a non-exclusive dealer of the Company's products in the United States on the same terms and conditions provided to other dealers.

On February 28, 2012, the Company issued a press release announcing the Termination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The preceding description of the Schein Termination Agreement is qualified in its entirety by reference to the text of the agreement, which the Company intends to file as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the termination of the Distribution Agreement and the termination of the Security Agreement is hereby incorporated by reference in this Item 1.02.

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2012, the Company issued a press release announcing preliminary revenue figures for the fourth quarter and year ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K and the information contained in the press release attached hereto as Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the press release is not incorporated by reference into any filings of the Company, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated February 28, 2012.
99.2 Press Release of Biolase Technology, Inc., dated February 28, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

February 28, 2012	By:	/s/ Federico Pignatelli

Name: Federico Pignatelli
Title: Chairman and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Biolase Technology, Inc.
99.2	Press Release of Biolase Technology, Inc.